UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020 (June 25, 2020)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Departure of Director and Executive Officer

On June 25, 2020, William W. Goetz informed Carriage Services, Inc. (the “Company”) of his decision to resign as President and Chief Operating Officer of the Company, effective as of June 26, 2020. Mr. Goetz has further agreed to resign from his position as a director on the Board of Directors of the Company (the “Board”), also effective as of June 26, 2020. The resignation was not the result of any disagreement Mr. Goetz had with the Company on any matter relating to the Company’s operations, policies, and practices.

(e) Executive Compensation Arrangements

On April 19, 2020, the Company initiated measures to address potential future challenges from the coronavirus pandemic. These measures included cost reduction efforts, including, among other things, a temporary reduction in the base salaries for the Company’s named executive officers (“NEOs”), as outlined in the table below. The quarterly cash compensation fees for each independent member of the Board were also temporarily reduced by 15%. The Compensation Committee of the Board approved all temporary reductions in compensation.
On June 26, 2020, the Board voted to reinstate the 2020 annual base salaries for the NEOs, and cash compensation fees for the independent members of the Board, back to 100% due to the Company’s strong current performance. The reinstatement of 2020 annual base salaries and compensation fees is effective as of June 28, 2020.

The annual base salary reductions for the Company’s NEOs from April 19, 2020 through June 27, 2020 have been treated as a temporary pay cut, and the lost wages from that time period will not be paid.

Name	Title	Temporary Reduction of Annual Base Salary	Reinstatement of 2020 Annual Base Salary
Melvin C. Payne	Chairman of the Board and Chief Executive Officer	15%	$800,000
C. Benjamin Brink	Senior Vice President, Chief Financial Officer and Treasurer	7.5%	$320,000
Viki K. Blinderman	Senior Vice President, Chief Accounting Officer and Secretary	7.5%	$320,000
Paul D. Elliott	Senior Vice President and Regional Partner	7.5%	$320,000
Shawn R. Phillips	Senior Vice President, Regional Partner and Head of Strategic and Corporate Development	7.5%	$320,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: June 30, 2020	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Chief Accounting Officer and Secretary
(Principal Financial Officer)